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                                                                   EXHIBIT 10.10

                      HEALTHCARE REALTY TRUST INCORPORATED

                               AMENDMENT NO. 1 TO
                 2003 EMPLOYEES RESTRICTED STOCK INCENTIVE PLAN


         WHEREAS, effective as of January 22, 2003, Healthcare Realty Trust Incorporated, a Maryland corporation (the "Company"), adopted the 2003 Employees Restricted Stock Incentive Plan (the "Plan"); and

         WHEREAS, the Company desires to amend Sections 3 and 9 of the Plan to make certain changes necessary to comply with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted by the Securities and Exchange Commission thereunder;

         NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended as follows:

         1. The first sentence of Section 3(a) of the Plan, which reads "The aggregate number of shares of Common Stock that may be issued pursuant to Incentive Awards may not equal or exceed five percent of the total number of shares of Common Stock then outstanding." is hereby deleted in its entirety and replaced by the following sentence:

         "The aggregate number of shares of Common Stock that may be issued pursuant to Incentive Awards may not exceed 2,099,853 shares."

         2. Section 9 of the Plan is hereby amended to add the following sentence to the end thereof:

         "The plan will terminate on December 1, 2012."

         Except as specifically amended by this Amendment No. 1, all the terms and provisions of the Plan shall remain in full force and effect, unamended.



                                       APPROVED BY THE COMPENSATION COMMITTEE
                                       OF THE BOARD OF DIRECTORS OF THE COMPANY
                                       ON OCTOBER 28, 2003


                                        /s/ Rita Hicks Todd
                                       ----------------------------------------
                                       Rita Hicks Todd, Secretary